UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 15, 2018
(Date of earliest event reported)

JPMDB Commercial Mortgage Securities Trust 2018-C8
(Central Index Key Number 0001735646)

(Exact name of issuing entity)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

German American Capital Corporation

(Central Index Key Number 0001541294)

Starwood Mortgage Funding VI LLC

(Central Index Key Number 0001682518)

BSPRT Finance, LLC

(Central Index Key Number 0001722518)

(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.

(Central Index Key Number 0001013611)

(Exact name of registrant as specified in its charter)

New York	333-206361-14	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue
New York, New York		10179
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code      (212) 834-5467

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[_] Emerging growth company

[_] If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note

This Form 8-K amends the Current Report on Form 8-K, dated and filed as of June 15, 2018 (the “Original Form 8-K”) by J.P. Morgan Chase Commercial Mortgage Securities Corp. in connection with the issuance of the JPMDB 2018-C8, Commercial Mortgage Pass-Through Certificates, Series 2018-C8. The purpose of this amendment is to make clerical revisions to the agreement previously filed as Exhibit 4.16 to the Original Form 8-K. The agreement previously filed as Exhibit 4.16 is hereby restated in its entirety by the version attached hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 4.16	Amended & Restated Co-Lender Agreement, dated as of May 11, 2018, by and among Wilmington Trust, National Association, as Trustee for the benefit of the registered holders of the Citigroup Commercial Mortgage Trust 2018-B2, as Note A-1 Holder, Starwood Mortgage Capital LLC, as Initial Note A-2-1 Holder, and Starwood Mortgage Capital LLC, as Initial Note A-2-2 Holder.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 13, 2019	J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
(Registrant)

	By:	/s/ Bianca A. Russo
Name: Bianca A. Russo Title: Managing Director and Secretary